UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-03657

DWS State Tax-Free Income Series
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	9/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2013

Semiannual Report

to Shareholders

DWS Massachusetts Tax-Free Fund

Contents
3 Letter to Shareholders
4 Performance Summary
6 Portfolio Management Team
6 Portfolio Summary
8 Investment Portfolio
18 Statement of Assets and Liabilities
20 Statement of Operations
21 Statement of Cash Flows
22 Statement of Changes in Net Assets
23 Financial Highlights
29 Notes to Financial Statements
39 Information About Your Fund's Expenses
41 Advisory Agreement Board Considerations and Fee Evaluation
46 Account Management Resources
48 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is exempt from Massachusetts and federal income taxes, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. As a result, we believe that U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Robert Kendall
President, DWS Funds

Performance Summary September 30, 2013 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	-4.97%	-4.99%	5.43%	3.88%
Adjusted for the Maximum Sales Charge (max 2.75% load)	-7.58%	-7.60%	4.85%	3.59%
Barclays Municipal Bond Index†	-3.15%	-2.21%	5.98%	4.40%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	-5.34%	-5.72%	4.64%	3.09%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-9.07%	-8.47%	4.47%	3.09%
Barclays Municipal Bond Index†	-3.15%	-2.21%	5.98%	4.40%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	-5.33%	-5.64%	4.66%	3.10%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-6.26%	-5.64%	4.66%	3.10%
Barclays Municipal Bond Index†	-3.15%	-2.21%	5.98%	4.40%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
No Sales Charges	-4.85%	-4.75%	5.67%	4.12%
Barclays Municipal Bond Index†	-3.15%	-2.21%	5.98%	4.40%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2013 are 1.02%, 1.76%, 1.77% and 0.82% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Municipal Bond Index covers the U.S.-dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S
Net Asset Value
9/30/13	$14.07	$14.06	$14.07	$14.07
3/31/13	$15.08	$15.07	$15.08	$15.08
Distribution Information as of 9/30/13
Income Dividends, Six Months	$.26	$.21	$.21	$.28
September Income Dividend	$.0469	$.0383	$.0382	$.0498
SEC 30-day Yield††	3.07%	2.42%	2.42%	3.40%
Tax Equivalent Yield††	5.36%	4.23%	4.23%	5.94%
Current Annualized Distribution Rate††	4.00%	3.27%	3.26%	4.25%

†† The SEC yield is net investment income per share earned over the month ended September 30, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.97%, 2.17%, 2.32% and 3.27% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 42.77% (combined Massachusetts state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.90%, 3.02%, 3.16% and 4.12% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 1989.

— Joined Deutsche Asset & Wealth Management in 1983.

— Head of US Retail Fixed Income.

— BA and MBA, University of Massachusetts at Amherst.

Rebecca L. Flinn, Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 1999.

— Joined Deutsche Asset & Wealth Management in 1986.

— BA, University of Redlands, California.

Portfolio Summary (Unaudited)

Investment Portfolio as of September 30, 2013 (Unaudited)
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 89.3%
Massachusetts 83.9%
Boston, MA, General Obligation:
Series D, 4.0%, 10/1/2025	1,575,000	1,685,927
Series A, 4.0%, 4/1/2028	3,435,000	3,529,806
Series A, 4.0%, 3/1/2029	2,500,000	2,549,150
Series A, 4.75%, 4/1/2029	3,900,000	4,044,768
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	1,895,000	1,342,570
AMT, 8.0%, 9/1/2035*	960,000	315,024
Boston, MA, Metropolitan Transit Parking Corp., System Wide Parking Revenue, 5.25%, 7/1/2036	2,720,000	2,884,968
Boston, MA, Water & Sewer Commission:
Series A, 4.0%, 11/1/2027	3,170,000	3,285,705
Series A, 5.0%, 11/1/2030	500,000	548,540
Boston, MA, Water & Sewer Commission Revenue:
Series A, 5.0%, 11/1/2025	2,000,000	2,233,320
Series A, 5.0%, 11/1/2030	1,270,000	1,391,056
Braintree, MA, General Obligation, Municipal Purpose Loan:
5.0%, 5/15/2026	7,645,000	8,758,418
5.0%, 5/15/2027	2,295,000	2,581,691
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	520,000	579,218
Massachusetts, Airport Revenue, USAir Private Jet, Series A, AMT, 5.75%, 9/1/2016, INS: NATL	635,000	636,099
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.25%, 7/1/2025	2,960,000	3,512,070
Series A, 5.25%, 7/1/2034	1,700,000	1,848,920
Series B, 6.2%, 3/1/2016	2,190,000	2,318,684
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series A-2, Zero Coupon, 7/1/2027	21,090,000	11,513,875
Series C, ETM, 5.0%, 7/1/2015	190,000	205,546
Series C, ETM, 5.0%, 7/1/2016	75,000	84,007
Series B, 5.0%, 7/1/2035	3,970,000	4,217,132
Series A, 5.25%, 7/1/2021	2,000,000	2,419,940
Series C, ETM, 5.5%, 7/1/2017	165,000	193,382
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts, ETM, 6.875%, 5/1/2014	465,000	474,384
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,360,000	3,320,083
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	3,000,000	3,001,560
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, ETM, Zero Coupon, 12/15/2014	3,000,000	2,990,910
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016, INS: NATL	2,600,000	2,931,890
Massachusetts, State Central Artery, Series A, 0.06%**, 12/1/2030, SPA: Bank of America NA	7,045,000	7,045,000
Massachusetts, State Clean Energy Cooperative Corp., Municipal Lighting Plant Cooperative, 5.0%, 7/1/2032	1,000,000	1,065,060
Massachusetts, State College Building Authority, Series A, 5.0%, 5/1/2036	2,250,000	2,368,597
Massachusetts, State College Building Authority Project Revenue:
Series A, Prerefunded, 5.0%, 5/1/2031, INS: AMBAC	2,630,000	2,928,558
Series A, 5.5%, 5/1/2039	5,730,000	6,272,631
Massachusetts, State College Building Authority Revenue, Series B, 5.0%, 5/1/2043	2,000,000	2,090,780
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Series B, 5.0%, 1/1/2032	14,400,000	14,922,576
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Contract Assistance:
Series A2, 0.05%**, 1/1/2037, SPA: Bank of Tokyo-Mitsubishi UFJ	11,000,000	11,000,000
Series B, 5.0%, 1/1/2035	4,500,000	4,698,405
Massachusetts, State Development Finance Agency Revenue, Bentley University, 5.0%, 7/1/2028	2,250,000	2,338,650
Massachusetts, State Development Finance Agency Revenue, Berkshire Health System, Series G, 5.0%, 10/1/2029	1,000,000	1,018,820
Massachusetts, State Development Finance Agency Revenue, Boston College:
Series P, 5.0%, 7/1/2022	1,500,000	1,690,095
Series Q-1, 5.0%, 7/1/2029	1,000,000	1,079,120
Series R-1, 5.0%, 7/1/2031	3,000,000	3,229,140
Massachusetts, State Development Finance Agency Revenue, Boston University:
Series V-1, 5.0%, 10/1/2029	3,400,000	3,642,216
Series X, 5.0%, 10/1/2048	1,500,000	1,521,600
Massachusetts, State Development Finance Agency Revenue, Carleton-Willard Village, 5.625%, 12/1/2030	500,000	517,315
Massachusetts, State Development Finance Agency Revenue, Clark University, 0.07%**, 10/1/2038, LOC: TD BankNorth NA	1,605,000	1,605,000
Massachusetts, State Development Finance Agency Revenue, College of the Holy Cross, Series B, 5.0%, 9/1/2026	1,500,000	1,682,430
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:
Series B, 11/15/2056*	327,629	1,831
Series A-2, 5.5%, 11/15/2046	65,870	46,272
Series A-1, 6.25%, 11/15/2026	1,235,770	1,089,714
Massachusetts, State Development Finance Agency Revenue, Northern Berkshire Healthcare:
Series B, 2/15/2043*	148,035	14,804
Series C, 144A, 2/15/2043*	230,740	0
Series A, 144A, 6.0%, 2/15/2043	188,871	146,175
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc.:
Series K-1, 0.06%**, 7/1/2046, SPA: Wells Fargo Bank NA	2,500,000	2,500,000
Series L, 5.0%, 7/1/2036	500,000	510,595
Series L, 5.0%, 7/1/2041	2,000,000	2,026,780
Massachusetts, State Development Finance Agency Revenue, Solid Waste Disposal, Dominion Energy Brayton, Series 1, Prerefunded, 5.75%**, 12/1/2042	1,000,000	1,218,070
Massachusetts, State Development Finance Agency Revenue, Wellesley College, Series J, 5.0%, 7/1/2042	3,500,000	3,676,925
Massachusetts, State Development Finance Agency Revenue, Wheelock College, Series C, 5.25%, 10/1/2029	8,620,000	8,709,734
Massachusetts, State Development Finance Agency Revenue, Worcester Polytechnic Institute:
5.0%, 9/1/2040	3,500,000	3,569,580
5.0%, 9/1/2045	2,000,000	2,029,120
Massachusetts, State General Obligation:
Series A, 0.638%***, 11/1/2018	5,000,000	4,956,500
Series A, 5.0%, 3/1/2034	5,000,000	5,263,450
Series D, 5.5%, 11/1/2019	4,325,000	5,235,066
Massachusetts, State Health & Educational Facilities Authority Revenue, Berklee College of Music:
Series A, 5.0%, 10/1/2023	3,385,000	3,744,487
Series A, 5.0%, 10/1/2037	9,860,000	10,107,685
Massachusetts, State Health & Educational Facilities Authority Revenue, CareGroup Healthcare System:
Series E-1, 5.125%, 7/1/2033	3,245,000	3,304,968
Series E-1, 5.125%, 7/1/2038	1,500,000	1,512,465
Series B-2, 5.375%, 2/1/2026, INS: NATL	695,000	757,029
Massachusetts, State Health & Educational Facilities Authority Revenue, Catholic Health East, 6.25%, 11/15/2032	1,540,000	1,668,143
Massachusetts, State Health & Educational Facilities Authority Revenue, Children's Hospital, Series M, 5.25%, 12/1/2039, GTY: The Children's Medical Center	5,500,000	5,627,490
Massachusetts, State Health & Educational Facilities Authority Revenue, Dana Farber Cancer Institute, Series K, 5.25%, 12/1/2027	4,000,000	4,326,240
Massachusetts, State Health & Educational Facilities Authority Revenue, Health Education, Stonehill College:
5.375%, 7/1/2023	1,170,000	1,331,577
5.375%, 7/1/2025	1,285,000	1,434,227
Massachusetts, State Health & Educational Facilities Authority Revenue, Isabella Stewart Gardner, Series A, 5.0%, 5/1/2029	1,500,000	1,596,075
Massachusetts, State Health & Educational Facilities Authority Revenue, Lesley University, Series A, 5.25%, 7/1/2039, INS: AGC	2,500,000	2,578,850
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series A, 5.0%, 7/1/2038	1,965,000	2,064,527
Massachusetts, State Health & Educational Facilities Authority Revenue, Northeastern University, Series Y-1, 5.625%, 10/1/2029	3,000,000	3,361,590
Massachusetts, State Health & Educational Facilities Authority Revenue, Partners Healthcare Systems, Series J1, 5.0%, 7/1/2034	10,000,000	10,275,800
Massachusetts, State Health & Educational Facilities Authority Revenue, Sterling & Francine Clark Art Institute, Series B, 5.0%, 7/1/2030	1,500,000	1,612,710
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	10,000,000	10,390,300
Massachusetts, State Health & Educational Facilities Authority Revenue, Tufts University:
5.375%, 8/15/2038	3,000,000	3,319,200
Series M, 5.5%, 2/15/2027	1,705,000	2,012,565
Series M, 5.5%, 2/15/2028	3,000,000	3,507,960
Massachusetts, State Port Authority Revenue:
Series A, 5.0%, 7/1/2034	1,500,000	1,574,055
Series B, 5.0%, 7/1/2034	1,350,000	1,416,649
Series A, AMT, 5.0%, 7/1/2037	2,200,000	2,232,560
Series B, 5.0%, 7/1/2040	8,500,000	8,606,250
Massachusetts, State Port Authority Supply Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2014, INS: AMBAC	1,000,000	999,970
Series A, AMT, 5.5%, 1/1/2017, INS: AMBAC	4,000,000	4,001,440
Series A, AMT, 5.5%, 1/1/2018, INS: AMBAC	5,000,000	5,001,150
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue:
Series A, Prerefunded, 5.0%, 8/15/2021, INS: AGMC	4,500,000	4,892,265
Series A, 5.0%, 8/15/2024, INS: AMBAC	7,800,000	8,811,738
Series A, 5.0%, 8/15/2037, INS: AMBAC	5,000,000	5,189,800
Massachusetts, State School Building Authority, Sales Tax Revenue, Series B, 5.25%, 10/15/2035	10,000,000	10,859,300
Massachusetts, State Water Pollution Abatement Trust:
Series 13, 5.0%, 8/1/2025	5,000,000	5,651,800
Series 13, 5.0%, 8/1/2026	5,000,000	5,572,100
Series 2, 5.7%, 2/1/2015	35,000	35,160
Massachusetts, State Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019	4,000,000	4,939,200
Massachusetts, State Water Pollution Abatement Trust, Pool Program:
Series 11, 5.0%, 8/1/2017	115,000	124,407
Series 11, 5.0%, 8/1/2020	100,000	107,920
Series 6, 5.625%, 8/1/2015	120,000	120,540
Massachusetts, State Water Resources Authority:
Series A, 5.0%, 8/1/2036	2,500,000	2,667,975
Series B, 5.0%, 8/1/2036	3,500,000	3,716,335
Series A, 5.0%, 8/1/2039	5,115,000	5,335,303
Series B, 5.0%, 8/1/2039	7,500,000	7,800,225
Series C, 5.25%, 12/1/2015	1,205,000	1,267,118
Series C, ETM, 5.25%, 12/1/2015	1,890,000	1,992,740
Series A, 5.25%, 8/1/2026, INS: NATL	1,830,000	2,068,010
Series A, Prerefunded, 5.25%, 8/1/2026, INS: NATL	120,000	139,770
Series B, 5.25%, 8/1/2031, INS: AGMC	5,130,000	5,832,400
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015, INS: FGIC, NATL	4,650,000	4,889,707
Series A, ETM, 6.5%, 7/15/2019	2,700,000	3,123,441
North Reading, MA, Municipal Purpose Loan, 5.0%, 5/15/2035	5,000,000	5,297,800
Plymouth, MA, General Obligation, Municipal Purpose Loan:
5.0%, 5/1/2029	1,660,000	1,794,709
5.0%, 5/1/2030	1,595,000	1,720,064
Springfield, MA, Water & Sewer Commission Revenue, Series B, 5.0%, 11/15/2030, INS: AGC	5,000,000	5,358,350
University of Massachusetts, Building Authority Project Revenue, Series 2009-1, 5.0%, 5/1/2034	4,000,000	4,212,040
University of Massachusetts, Building Authority Revenue, Series 2, 5.0%, 11/1/2020, INS: AMBAC	11,380,000	12,335,010
		401,330,441
Guam 1.8%
Guam, Government Limited Obligation Revenue, Section 30:
Series A, 5.625%, 12/1/2029	3,920,000	4,094,910
Series A, 5.75%, 12/1/2034	3,725,000	3,893,556
Guam, International Airport Authority Revenue, Series C, AMT, 6.375%, 10/1/2043	320,000	327,962
Guam, Power Authority Revenue, Series A, 5.0%, 10/1/2030, INS: AGMC	415,000	431,156
		8,747,584
Puerto Rico 3.4%
Commonwealth of Puerto Rico, General Obligation, Public Improvement, 5.5%, 7/1/2015, INS: AGMC	2,500,000	2,543,825
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue, Series Y, 6.25%, 7/1/2014	145,000	145,020
Puerto Rico, Electric Power Authority Revenue:
Series XX, 5.25%, 7/1/2040	5,585,000	3,886,043
Series WW, 5.375%, 7/1/2024	5,000,000	3,958,600
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 6.0%, 8/1/2042	4,325,000	3,528,465
Series A, 6.375%, 8/1/2039	2,500,000	2,160,375
		16,222,328
Virgin Islands 0.2%
Virgin Islands, Public Finance Authority Revenue, Series B, 5.0%, 10/1/2025	1,000,000	1,064,090
Total Municipal Bonds and Notes (Cost $414,362,835)		427,364,443

Municipal Inverse Floating Rate Notes (a) 22.8%
Massachusetts
Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series A, 5.25%, 7/1/2028 (b)	10,000,000	11,484,700
Trust: Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series 2008-1111, 144A, 9.83%, 7/1/2028, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series B-2, 5.25%, 2/1/2034 (b)	5,000,000	5,483,600
Trust: Massachusetts, State Development Finance Agency Revenue, Harvard University, Series 4691, 144A, 10.1%, 1/17/2019, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027, INS: AGMC (b)	10,000,000	10,923,542
Massachusetts, State General Obligation, Series C, 5.25%, 8/1/2023, INS: AGMC (b)	5,000,000	5,823,133
Trust: Massachusetts, State General Obligation, Series 2755-1, 144A, 15.218%, 8/1/2027, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026, INS: AGMC (b)	20,000,000	22,160,000
Trust: Massachusetts, State General Obligation, Series 2648, 144A, 18.11%, 8/1/2015, Leverage Factor at purchase date: 4 to 1
Massachusetts, State Health & Educational Facilities Authority Revenue, Harvard University, Series B, 5.0%, 10/1/2038 (b)	10,000,000	10,510,555
Trust: Massachusetts, State Health & Educational Facilities Authority Revenue, Series 3104, 144A, 13.723%, 10/1/2015, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Pollution Abatement Trust, 5.25%, 8/1/2031 (b)	12,615,000	14,443,068
Trust: Massachusetts, State Water Pollution Abatement Trust, Series 2840, 144A, 13.667%, 8/1/2031, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Resources Authority, Series A, 5.0%, 8/1/2035 (b)	15,000,000	15,870,300
Trust: Massachusetts, State Water Resources Authority, Series 3690, 144A, 9.38%, 2/1/2018, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Water Resources Authority, Series J, 5.5%, 8/1/2021, INS: AGMC (b)	10,000,000	12,228,901
Trust: Massachusetts, State Water Resources Authority, Series 2499, 144A, 19.87%, 8/1/2021, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $101,319,844)		108,927,799

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $515,682,679)†	112.1	536,292,242
Other Assets and Liabilities, Net	(12.1)	(57,988,331)
Net Assets	100.0	478,303,911

The following table represents a bond that is in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT *	8.0%	9/1/2035	960,000	960,000	315,024

* Non-income producing security.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of September 30, 2013.

*** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2013.

† The cost for federal income tax purposes was $452,888,203. At September 30, 2013, net unrealized appreciation for all securities based on tax cost was $20,544,039. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $29,167,322 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,623,283.

(a) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(b) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (c)	$—	$536,292,242	$—	$536,292,242
Total	$—	$536,292,242	$—	$536,292,242

There have been no transfers between fair value measurement levels during the period ended September 30, 2013.

(c) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2013 (Unaudited)
Assets
Investments in securities, at value (cost $515,682,679)	$536,292,242
Receivable for investments sold	70,000
Receivable for Fund shares sold	2,608,965
Interest receivable	6,528,859
Due from Advisor	34,841
Other assets	32,904
Total assets	545,567,811
Liabilities
Cash overdraft	2,954,472
Payable for Fund shares redeemed	679,641
Payable for floating rate notes issued	62,860,000
Distributions payable	307,028
Accrued management fee	166,175
Accrued Trustees' fees	1,508
Other accrued expenses and payables	295,076
Total liabilities	67,263,900
Net assets, at value	$478,303,911
Net Assets Consist of
Undistributed net investment income	33,644
Net unrealized appreciation (depreciation) on investments	20,609,563
Accumulated net realized gain (loss)	(16,706,470)
Paid-in capital	474,367,174
Net assets, at value	$478,303,911

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of September 30, 2013 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($76,773,477 ÷ 5,455,776 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.07
Maximum offering price per share (100 ÷ 97.25 of $14.07)	$14.47
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($143,655 ÷ 10,215 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.06
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($21,002,235 ÷ 1,493,060 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.07
Class S Net Asset Value, offering and redemption price per share ($380,384,544 ÷ 27,030,794 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.07

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended September 30, 2013 (Unaudited)
Investment Income
Income: Interest	$11,879,940
Expenses: Management fee	1,108,295
Administration fee	254,927
Services to shareholders	340,591
Distribution and service fees	229,916
Custodian fee	5,185
Professional fees	48,525
Reports to shareholders	22,920
Registration fees	22,356
Trustees' fees and expenses	11,348
Interest expense and fees on floating rate notes issued	205,681
Other	18,531
Total expenses before expense reductions	2,268,275
Expense reductions	(203,724)
Total expenses after expense reductions	2,064,551
Net investment income	9,815,389
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(2,227,281)
Change in net unrealized appreciation (depreciation) on investments	(34,141,930)
Net gain (loss)	(36,369,211)
Net increase (decrease) in net assets resulting from operations	$(26,553,822)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the six months ended September 30, 2013 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$(26,553,822)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(102,118,063)
Net amortization of premium/(accretion of discount)	513,995
Proceeds from sales and maturities of long-term investments	125,025,302
(Increase) decrease in interest receivable	133,624
(Increase) decrease in other assets	(26,262)
(Increase) decrease in receivable for investments sold	15,000
Increase (decrease) in accrued expenses and payables	(101,329)
Change in net unrealized (appreciation) depreciation on investments	34,141,930
Net realized (gain) loss from investments	2,227,281
Cash provided (used) by operating activities	33,257,656
Cash Flows from Financing Activities:
Net increase (decrease) in cash overdraft	2,954,472
Proceeds from shares sold	86,494,321
Payments for shares redeemed	(119,577,849)
Distributions paid (net of reinvestment of distributions)	(3,657,042)
Cash provided (used) for financing activities	(33,786,098)
Cash at beginning of period	528,442
Cash at end of period	$—
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$6,063,697
Interest expense and fees on floating rate notes issued	$(205,681)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013
Operations: Net investment income	$9,815,389	$19,913,914
Operations: Net investment income	$9,815,389	$19,913,914
Net realized gain (loss)	(2,227,281)	(5,081,773)
Change in net unrealized appreciation (depreciation)	(34,141,930)	11,547,003
Net increase (decrease) in net assets resulting from operations	(26,553,822)	26,379,144
Distributions to shareholders from: Net investment income: Class A	(1,569,326)	(3,029,819)
Class B	(2,947)	(11,930)
Class C	(355,239)	(654,106)
Class S	(7,742,493)	(15,922,817)
Total distributions	(9,670,005)	(19,618,672)
Fund share transactions: Proceeds from shares sold	88,446,730	92,474,157
Reinvestment of distributions	6,063,697	12,390,812
Payments for shares redeemed	(119,616,388)	(83,383,727)
Net increase (decrease) in net assets from Fund share transactions	(25,105,961)	21,481,242
Increase (decrease) in net assets	(61,329,788)	28,241,714
Net assets at beginning of period	539,633,699	511,391,985
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $33,644 and $111,740, respectively)	$478,303,911	$539,633,699

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended March 31,
Class A	Six Months Ended 9/30/13 (Unaudited)		2013		2012		2011		2010	2009
Selected Per Share Data
Net asset value, beginning of period	$15.08		$14.87		$13.69		$14.44		$13.42	$14.06
Income (loss) from investment operations: Net investment income	.27		.54		.60		.62		.62	.60
Net realized and unrealized gain (loss)	(1.02)		.21		1.18		(.74)		1.01	(.61)
Total from investment operations	(.75)		.75		1.78		(.12)		1.63	(.01)
Less distributions from: Net investment income	(.26)		(.54)		(.59)		(.61)		(.61)	(.59)
Net realized gains	—		—		(.01)		(.02)		—	(.04)
Total distributions	(.26)		(.54)		(.60)		(.63)		(.61)	(.63)
Net asset value, end of period	$14.07		$15.08		$14.87		$13.69		$14.44	$13.42
Total Return (%)a	(4.97	)b**	5.06	b	13.24	b	(.89	)b	12.31	(0.01	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77		94		73		45		39	15
Ratio of expenses before expense reductions (including interest expense) (%)c	1.01	*	1.02		1.01		1.02		1.00	1.34
Ratio of expenses after expense reductions (including interest expense) (%)c	.97	*	.99		.99		1.00		1.00	1.34
Ratio of expenses after expense reductions (excluding interest expense) (%)	.89	*	.89		.88		.89		.88	.91
Ratio of net investment income (%)	3.68	*	3.58		4.17		4.35		4.37	4.35
Portfolio turnover rate (%)	18	**	37		26		29		30	58
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized

			Years Ended March 31,
Class B	Six Months Ended 9/30/13 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$15.07		$14.87	$13.69	$14.44	$13.42	$14.05
Income (loss) from investment operations: Net investment income	.21		.43	.50	.52	.51	.49
Net realized and unrealized gain (loss)	(1.01)		.19	1.18	(.74)	1.01	(.59)
Total from investment operations	(.80)		.62	1.68	(.22)	1.52	(.10)
Less distributions from: Net investment income	(.21)		(.42)	(.49)	(.51)	(.50)	(.49)
Net realized gains	—		—	(.01)	(.02)	—	(.04)
Total distributions	(.21)		(.42)	(.50)	(.53)	(.50)	(.53)
Net asset value, end of period	$14.06		$15.07	$14.87	$13.69	$14.44	$13.42
Total Return (%)a,b	(5.34	)**	4.19	12.40	(1.62)	11.50	(.78)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.14		.25	1	1	1	3
Ratio of expenses before expense reductions (including interest expense) (%)c	1.84	*	1.76	1.75	1.83	1.78	2.11
Ratio of expenses after expense reductions (including interest expense) (%)c	1.72	*	1.74	1.73	1.74	1.78	2.09
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.64	*	1.64	1.62	1.63	1.66	1.66
Ratio of net investment income (%)	2.89	*	2.84	3.47	3.61	3.59	3.60
Portfolio turnover rate (%)	18	**	37	26	29	30	58
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized

			Years Ended March 31,
Class C	Six Months Ended 9/30/13 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$15.08		$14.87	$13.69	$14.44	$13.42	$14.05
Income (loss) from investment operations: Net investment income	.21		.43	.50	.51	.51	.49
Net realized and unrealized gain (loss)	(1.01)		.20	1.17	(.74)	1.01	(.59)
Total from investment operations	(.80)		.63	1.67	(.23)	1.52	(.10)
Less distributions from: Net investment income	(.21)		(.42)	(.48)	(.50)	(.50)	(.49)
Net realized gains	—		—	(.01)	(.02)	—	(.04)
Total distributions	(.21)		(.42)	(.49)	(.52)	(.50)	(.53)
Net asset value, end of period	$14.07		$15.08	$14.87	$13.69	$14.44	$13.42
Total Return (%)a,b	(5.33	)**	4.28	12.39	(1.63)	11.53	(.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21		27	19	15	12	5
Ratio of expenses before expense reductions (including interest expense) (%)c	1.76	*	1.77	1.78	1.79	1.78	2.10
Ratio of expenses after expense reductions (including interest expense) (%)c	1.72	*	1.74	1.74	1.76	1.78	2.09
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.64	*	1.64	1.63	1.65	1.66	1.66
Ratio of net investment income (%)	2.93	*	2.83	3.44	3.59	3.59	3.60
Portfolio turnover rate (%)	18	**	37	26	29	30	58
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized

			Years Ended March 31,
Class S	Six Months Ended 9/30/13 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$15.08		$14.87	$13.69	$14.44	$13.42	$14.06
Income (loss) from investment operations: Net investment income	.29		.58	.64	.65	.65	.63
Net realized and unrealized gain (loss)	(1.02)		.20	1.18	(.74)	1.01	(.61)
Total from investment operations	(.73)		.78	1.82	(.09)	1.66	.02
Less distributions from: Net investment income	(.28)		(.57)	(.63)	(.64)	(.64)	(.62)
Net realized gains	—		—	(.01)	(.02)	—	(.04)
Total distributions	(.28)		(.57)	(.64)	(.66)	(.64)	(.66)
Net asset value, end of period	$14.07		$15.08	$14.87	$13.69	$14.44	$13.42
Total Return (%)a	(4.85	)**	5.31	13.51	(.67)	12.51	.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	380		418	419	373	445	344
Ratio of expenses before expense reductions (including interest expense) (%)b	.81	*	.82	.83	.86	.85	1.21
Ratio of expenses after expense reductions (including interest expense) (%)b	.72	*	.74	.74	.78	.80	1.11
Ratio of expenses after expense reductions (excluding interest expense) (%)	.64	*	.64	.63	.67	.69	.68
Ratio of net investment income (%)	3.94	*	3.83	4.44	4.57	4.56	4.58
Portfolio turnover rate (%)	18	**	37	26	29	30	58
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert to another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value. The floating rate notes issued by the Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended September 30, 2013 was $62,860,000, with a weighted average interest rate of 0.65%.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

At March 31, 2013, the Fund had a net tax basis capital loss carryforward of post-enactment losses of approximately $14,134,000, which may be applied against any realized net taxable capital gains indefinitely, including short-term losses ($10,809,000) and long-term losses ($3,325,000).

The Fund has reviewed the tax positions for the open tax years as of March 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities, inverse floater transactions and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash overdraft amount shown in the Statement of Cash Flows represents the cash overdraft at the Fund's custodian bank at September 30, 2013.

B. Purchases and Sales of Securities

During the six months ended September 30, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $102,118,063 and $125,025,302, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.450%
Next $750 million of such net assets	.420%
Next $1.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.330%
Next $2.5 billion of such net assets	.310%
Over $12.5 billion of such net assets	.300%

Accordingly, for the six months ended September 30, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.43% of the Fund's average daily net assets.

For the period from April 1, 2013 through July 31, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.75%

In addition, for the period from April 1, 2013 through July 31, 2013, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.65%.

Effective August 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.86%
Class B	1.61%
Class C	1.61%
Class S	.61%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2013, the Administration Fee was $254,927, of which $38,098 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended September 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$3,183	$3,183
Class B	97	97
Class C	1,469	1,469
Class S	42,600	42,600
	$47,349	$47,349

In addition, for the six months ended September 30, 2013, the Advisor reimbursed the Fund $137,612 of non-affiliated sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended September 30, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2013
Class B	$781	$87
Class C	92,839	13,072
	$93,620	$13,159

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2013	Annualized Effective Rate
Class A	$105,198	$15,700	$18,023	.21%
Class B	237	22	59	.21%
Class C	30,861	3,041	7,400	.22%
	$136,296	$18,763	$25,482

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2013 aggregated $5,576.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended September 30, 2013, the CDSC for Class B and C shares aggregated $966 and $6,797, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended September 30, 2013, DIDI received $779 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,568, of which $8,573 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2013.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended September 30, 2013		Year Ended March 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	658,751	$9,691,744	2,295,613	$34,980,216
Class C	90,202	1,318,311	675,108	10,262,693
Class S	5,448,195	77,436,675	3,106,335	47,231,248
		$88,446,730		$92,474,157
Shares issued to shareholders in reinvestment of distributions
Class A	97,622	$1,402,085	177,233	$2,695,735
Class B	185	2,666	421	6,394
Class C	19,843	284,719	33,764	513,380
Class S	304,719	4,374,227	603,487	9,175,303
		$6,063,697		$12,390,812
Shares redeemed
Class A	(1,519,925)	$(21,888,295)	(1,184,960)	$(17,999,479)
Class B	(6,409)	(90,460)	(19,856)	(298,463)
Class C	(422,053)	(6,007,725)	(169,848)	(2,582,890)
Class S	(6,461,458)	(91,629,908)	(4,122,683)	(62,502,895)
		$(119,616,388)		$(83,383,727)
Net increase (decrease)
Class A	(763,552)	$(10,794,466)	1,287,886	$19,676,472
Class B	(6,224)	(87,794)	(19,435)	(292,069)
Class C	(312,008)	(4,404,695)	539,024	8,193,183
Class S	(708,544)	(9,819,006)	(412,861)	(6,096,344)
		$(25,105,961)		$21,481,242

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2013 to September 30, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/13	$950.30	$946.60	$946.70	$951.50
Expenses Paid per $1,000*	$4.74	$8.39	$8.39	$3.52
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/13	$1,020.21	$1,016.44	$1,016.44	$1,021.46
Expenses Paid per $1,000*	$4.91	$8.69	$8.69	$3.65

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund†	.97%	1.72%	1.72%	.72%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.08% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Massachusetts Tax-Free Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 1st quartile, 3rd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SQMAX	SQMBX	SQMCX	SCMAX
CUSIP Number	23337J 104	23337J 203	23337J 302	23337J 500
Fund Number	412	612	712	2012

Privacy Statement

FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 09/2013

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

**DMATF-3**
(R-024421-3 11/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax-Free Income Series

By:	/s/ Robert Kendall Robert Kendall President

Date:	November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Kendall Robert Kendall President

Date:	November 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2013